Exhibit 99.6

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

In order to present the financial effect of the acquisitions of the Panhandle 1 and Panhandle 2 projects, which are scheduled to close at various times prior to the end of 2014, the following tables present unaudited pro forma consolidated balance sheet data as of March 31, 2014, pro forma consolidated statement of operations and other financial and operating data for the three months ended March 31, 2014 and the year ended December 31, 2013, after giving pro forma effect to (i) the transfer of assets and assumption of liabilities relative to the Panhandle 1 and Panhandle 2 projects at carried book value assuming a combination of entities under common control and before the capital contributions from tax equity investors expected at closing (ii) the estimated cash consideration payable by us for the acquisitions of the Panhandle 1 and Panhandle 2 projects and (iii) the estimated net proceeds of our primary public offering of shares of Class A common stock. The pro forma consolidated balance sheet, consolidated statement of operations and other financial and operating data presented are not necessarily indicative of what our actual results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future results of operations.

The pro forma consolidated financial data presented reflect events directly attributable to the acquisitions and certain assumptions we believe are reasonable. The acquisitions will be completed at various times prior to the end of 2014.

The unaudited pro forma consolidated balance sheet assumes that the acquisitions occurred on March 31, 2014. The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2014 and the year ended December 31, 2013 assume that the acquisitions occurred on January 1, 2013.

Our historical consolidated financial statements, from which the unaudited pro forma consolidated financial data have been derived, are presented in U.S. dollars and have been prepared in accordance with United States Generally Accepted Accounting Principles, which differ in certain material respects from International Financial Reporting Standards.

You should read the following tables in conjunction with “Structure and Formation of Our Company,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the historical consolidated financial statements and the notes thereto included in our periodic report on Form 10Q for the three months ended March 31, 2014 and our Annual Report on Form 10K for the year ended December 31, 2013 filed with the Security and Exchange Commission.

	As of March 31, 2014
		Pro forma		Pro forma	Pro forma
	Historical	Adjustments (1)		Adjustments (2)	Adjusted
	(U.S. dollars in thousands, except share data)
Balance Sheet Data:
Assets
Current assets:
Cash and cash equivalents	$100,343	$424		$288,000	$388,767
		(247,900	) (a)	—	(247,900)
Trade receivables	27,114	—		—	27,114
Related party receivable	380	—		—	380
Reimbursable interconnection costs	38	—		—	38
Derivative assets, current	11,906	—		—	11,906
Current deferred tax assets	573	—		—	573
Deposit	—	24,000			24,000
Prepaid expenses and other current assets	9,878	19,509		—	29,387

Total current assets	150,232	(203,967)		288,000	234,265

Restricted cash	35,375	—		—	35,375
Turbine advances	—	58,365			58,365
Construction in progress	—	375,682			375,682
Property, plant and equipment, net of accumulated depreciation of $98,967 as of March 31, 2014.	1,444,554	4,242		—	1,448,796
Unconsolidated investments	88,546	—		—	88,546
Derivative assets	66,935	—		—	66,935
Deferred financing costs, net of accumulated amortization of $17,570 as of March 31, 2014.	34,911	—		—	34,911
Net deferred tax assets	1,656	—		—	1,656
Other assets	12,741	—		—	12,741

Total assets	$1,834,950	$234,322		$288,000	$2,357,272

Liabilities and equity
Current liabilities:
Accounts payable and other accrued liabilities	$10,329	$8		$—	$10,337
Accrued construction costs	3,007	40,952		—	43,959
Related party payable	1,175	1,671		—	2,846
Accrued interest	1,336	—		—	1,336
Dividend payable	11,179	—		—	11,179
Derivative liabilities, current	16,205	—		—	16,205
Current portion of long-term debt	48,615	267,887		—	316,502

Total current liabilities	91,846	310,518		—	402,364

Long-term debt	1,186,473	—		—	1,186,473
Derivative liabilities	7,520	—		—	7,520
Asset retirement obligations	21,082	4,149		—	25,231
Net deferred tax liabilities	6,101	—		—	6,101
Other long-term liabilities	438	—		—	438

Total liabilities	1,313,460	314,667		—	1,628,127

Equity:
Class A common stock, $0.01 par value per share: 500,000,000 shares authorized; 35,703,134 shares issued and outstanding at March 31, 2014, 46,884,647 pro forma shares issued and outstanding (2)	357	—		111	468
Class B common stock, $0.01 par value per share: 20,000,000 shares authorized; 15,555,000 shares issued and outstanding at March 31, 2013	156	—		—	156
Additional paid-in capital	478,861	(80,345)		287,889	686,405
Accumulated (loss) income	(28,225)	—		—	(28,225)
Accumulated other comprehensive loss	(22,537)	—		—	(22,537)

Total equity before noncontrolling interest	428,612	(80,345)		288,000	636,267
Noncontrolling interest	92,878	—		—	92,878

Total equity	521,490	(80,345)		288,000	729,145

Total liabilities and equity	$1,834,950	$234,322		$288,000	$2,357,272

(1)	To reflect the transfer of combined assets and liabilities of the Panhandle 1 and Panhandle 2 projects at carrying book value as of March 31, 2014 assuming a combination of entities under common control and before the capital contributions from tax equity investors expected at closing.

(a)	To reflect the cash consideration of $125 million and $122.9 million payable by us for the acquisitions of Panhandle 1 and the Panhandle 2 projects, respectively.

(2)	To reflect the estimated proceeds, net of transaction costs, of our proposed primary public offering of shares of Class A common stock based on the NASDAQ Global Market closing price of $26.83 on May 1, 2014.

	Three months ended March 31, 2014
		Pro forma	Pro forma
	Historical	Adjustments (1)	As Adjusted
	(U.S. dollars in thousands, except per share data, share data and operating data)
Statement of Operations Data:
Revenue:
Electricity sales	$53,871	$—	$53,871
Energy derivative settlements	2,735	—	2,735
Unrealized loss on energy derivative	(7,733)	—	(7,733)
Related party revenue	445	—	445
Other revenue	231	—	231

Total revenue	49,549	—	49,549

Cost of revenue:
Project expenses	16,074	—	16,074
Depreciation and accretion	21,177	—	21,177

Total cost of revenue	37,251	—	37,251

Gross profit	12,298	—	12,298

Operating expenses:
General and administrative	3,903	14	3,917
Related party general and administrative	1,280	—	1,280

Total operating expenses	5,183	14	5,197

Operating income	7,115	(14)	7,101

Other income (expense):
Interest expense	(14,621)	(1,311)	(15,932)
Equity in earnings in unconsolidated investments	(12,548)	—	(12,548)
Interest rate derivative settlements	(1,017)	—	(1,017)
Unrealized loss on derivatives	(3,723)	—	(3,723)
Related party income	696	—	696
Other income, net	167	—	167

Total other expense	(31,046)	(1,311)	(32,357)

Net loss before income tax	(23,931)	(1,325)	(25,256)
Tax benefit	(2,032)	—	(2,032)

Net loss	(21,899)	(1,325)	(23,224)
Net loss attributable to noncontrolling interest	(7,010)		(7,010)

Net loss attributable to controlling interest	$(14,889)	$(1,325)	$(16,214)

Weighted average number of shares:
Basic and diluted - Class A common stock	35,533,166		35,533,166
Basic and diluted - Class B common stock	15,555,000		15,555,000
Earnings per share for period
Class A common stock:
Basic and diluted loss per share	$(0.20)		$(0.23)

Class B common stock:
Basic and diluted loss per share	$(0.51)		$(0.54)

Other Data:
Net cash provided by (used in):
Operating activities	$16,405	$47	$16,452
Investing activities	$1,366	$(81,420)	$(80,054)
Financing activities	$(20,701)	$81,353	$60,652
Operating Data:
MWh Sold (2)	652,521	—	652,521
Average realized electricity price ($/MWh) (3)	$87	$—	$87

(1)	To present the effect of the acquisitions of the Panhandle 1 and Panhandle 2 projects before the capital contributions from tax equity investors expected at closing.
(2)	MWh sold represents the amount of electricity measured in MWh that our projects generated and sold.
(3)	Average realized electricity price represents total revenue from electricity sales and energy derivative settlements divided by the aggregate number of MWh sold.

	Year ended December 31, 2013
		Pro forma	Pro forma
	Historical	Adjustments (1)	As Adjusted
	(U.S. dollars in thousands, except per share data, share data and operating data)
Statement of Operations Data:
Revenue:
Electricity sales	$173,270	$—	$173,270
Energy derivative settlements	16,798	—	16,798
Unrealized loss on energy derivative	(11,272)	—	(11,272)
Related party revenue	911	—	911
Other revenue	21,866	—	21,866

Total revenue	201,573	—	201,573

Cost of revenue:
Project expenses	57,677	—	57,677
Depreciation and accretion	83,180	—	83,180

Total cost of revenue	140,857	—	140,857

Gross profit	60,716	—	60,716

Operating expenses:
General and administrative	4,819	27	4,846
Related party general and administrative	8,169	—	8,169

Total operating expenses	12,988	27	13,015

Operating income	47,728	(27)	47,701

Other income (expense):
Interest expense	(63,614)	(1,420)	(65,034)
Equity in earnings in unconsolidated investments	7,846	—	7,846
Interest rate derivative settlements	(2,099)	—	(2,099)
Unrealized loss on derivatives	15,601	—	15,601
Net gain on transactions	5,995	—	5,995
Related party income	665	—	665
Other income, net	2,496	—	2,496

Total other expense	(33,110)	(1,420)	(34,530)

Net income before income tax	14,618	(1,447)	13,171
Tax provision	4,546	—	4,546

Net income	10,072	(1,447)	8,625
Net loss attributable to noncontrolling interest	(6,887)		(6,887)

Net income attributable to controlling interest	$16,959	$(1,447)	$15,512

Earnings per share information:
Less: Net income attributable to controlling interest prior to the IPO on October 2, 2013	(30,295)		(29,427)

Net loss attributable to controlling interest subsequent to the IPO	$(13,336)		$(13,915)

Weighted average number of shares:
Basic and diluted - Class A common stock	35,448,056		35,448,056
Basic and diluted - Class B common stock	15,555,000		15,555,000
Earnings per share for period subsequent to the IPO
Class A common stock:
Basic and diluted loss per share	$(0.17)		$(0.18)

Class B common stock:
Basic and diluted loss per share	$(0.48)		$(0.49)

Other Data:
Net cash provided by (used in):
Operating activities	$78,152	$(26,384)	$51,768
Investing activities	$72,391	$(301,963)	$(229,572)
Financing activities	$(63,401)	$328,791	$265,390
Operating Data:
MWh Sold (2)	2,258,811	—	2,258,811
Average realized electricity price ($/MWh) (3)	$84	$—	$84

(1)	To present the effect of the acquisitions of the Panhandle 1 and Panhandle 2 projects before the capital contributions from tax equity investors expected at closing.
(2)	MWh sold represents the amount of electricity measured in MWh that our projects generated and sold.
(3)	Average realized electricity price represents total revenue from electricity sales and energy derivative settlements divided by the aggregate number of MWh sold.